Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Growth Capital Acquisition Corp. (the “Company”) for the year ended March 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, George Syllantavos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: July 16, 2021	By:	/s/ George Syllantavos
George Syllantavos
Co-Chief Executive Officer, Chief Financial Officer
(Principal Financial and Accounting Officer)